Exhibit 32(b)
18 U.S.C. SECTION 1350 CERTIFICATION
      I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:
      1. The Company’s periodic report on Form 10-Q for the period ended October 26, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 22, 2005

/s/ Arthur B. Winkleblack
................................................ ................................................ ...........................
Name: Arthur B. Winkleblack
Title: Executive Vice President
and Chief Financial Officer